Exhibit 99.1

The REVA Tyrosine-Derived Polycarbonate Bioresorbable Scaffold: Long-term Outcomes Using Multimodality Imaging Greg L. Kaluza, MD, PhD, FACC Director of Research, Skirball Center for Cardiovascular Research Cardiovascular Research Foundation New York, NY

Disclosure Statement REVA Medical, Inc. Personal: scientific consultant Institutional: SCCR performs a small volume of contract animal research for REVA and provides image core lab services

Tamai H et al, www.tctmd.com: 3-year QCA outcomes of the PLLA Igaki-Tamai coronary stent Serruys PW et al, Lancet 2009; 373:897-910. 2-year outcomes of the ABSORB trial Clinical studies with bioresorbable PLLA scaffolds suggest late lumen expansion at 2-3 years post implantation It remains unclear what the mechanism of this phenomenon is, and if it is universal to different bioresorbable scaffolds

REVA 1st Gen Bioresorbable Non-Drug Eluting Scaffold Unique Geometry Unique Material Radiopaque Material Slide and Lock Mechanism

Methods Pig (Yucatan miniswine) coronary arteries evaluated (pooled from several studies): 94 REVA 1st Generation ("R100") Bioresorbable Non-Drug Eluting Scaffolds 46 BMS (BSC Express) Evaluated immediately post-implant, 5 days; 3, 6, 12, 18, 24 and 55 months post-treatment In Vivo Multimodality Imaging: Angiography and rotational angiography IVUS OCT RESORB Trial Patients: 3 REVA 1st Generation Bioresorbable Non-Drug Eluting Scaffolds Implant, 4, 12 and 34 months post-treatment

In Animals, IVUS Lumen and Scaffold Area Changes Over Time



Bioresorbable (No Drug)
Lumen
Outer Stent
20
18
16
14
12
10
8
6
4
2
0
Post Implant
5 Day
3 Mo
6 Mo
12 Mo
18 Mo
24 Mo
55 Mo
Bare Metal
Lumen
Outer Stent
20
18
16
14
12
10
8
6
4
2
0
Post Implant
5 Day
3 Mo
6 Mo
12 Mo
18 Mo
24 Mo
55 Mo

Kaluza et al, Am J Cardiol 2009; 104 (Suppl 6A): 165D.

CARDIOVASCULAR RESEARCH FOUNDATION
Columbia University Medical Center
NewYork-Presbyterian
The University Hospital of Columbia and Cornell

Post Implant 180 Days 365 Days 90 Days 30 Days 5 Days Bioresorbable (No Drug) Bare Metal Bioresorbable Scaffold Area Changes Are Evident at 180 Days+ Kaluza et al, Am J Cardiol 2009; 104 (Suppl 6A): 165D.

Remodeling Ratio The remodeling ratio depicts the patency and tubularity of the scaffold- or stent-treated region vs. the adjacent reference vessel segments. In animals, at 2 years, the lumen diameter of the reference vessel and polymer scaffold stabilized showing no step effect, (p<0.05) in contrast to metal. Follow-Up Lumen Area Follow-Up Reference Vessel Area Remodeling Ratio = Bioresorbable (No Drug) Bare Metal

Scaffold Resorbs and Vessel Achieves Tubularity 3 Mos 4.5 Yrs

What we think is happening... Post-Implant 1 Month 54 Months Bioresorbable (No Drug) Bare Metal

3-Year Follow-Up Bioresorbable Scaffold - RESORB Trial Patient Case Baseline Angiography 80% Stenosis

3-Year Follow-Up of Bioresorbable Scaffolds - RESORB Trial Patient Case Scaffold Post-Implant Post-Implant Scaffold 4 Months 12 Months 28% NIH Volume by IVUS Post-Implant 12% NIH Volume by IVUS 15% NIH Volume by IVUS Scaffold Scaffold 34 Months

4 months 34 months 12-months Post-Implant 3-Year Follow-Up of Bioresorbable Scaffolds - RESORB Trial Patient Case

IVUS Lumen and Scaffold Area Changes with REVA 1st Generation Non-Drug Eluting Scaffold Lumen CSA %Neointimal Volume Post Implant 4 Months 1 Year 3 Year Post Implant 4 Months 1 Year 3 Year

Studies confirm that bioresorbable scaffolds: Universally undergo long-term, desirable geometric arterial changes Appear to re-establish vascular homeostasis and patency toward those characterizing a native artery Multimodality Imaging In vivo angiography, rotational angiography, IVUS and OCT provide additional insight in the evaluation of bioresorbable scaffolds Bioresorbable Scaffolds: Unique Long-term Outcomes

Second Generation Bioresorbable Scaffold ReZolve Stent Sirolimus-Eluting Bioresorbable Coronary Stent Drug-eluting (Sirolimus) Stronger and More Resilient Polymer Optimized Design

Future Clinical Plans RESTORE Pilot Study Start Q2-2011 50 patient pilot safety study Principal Investigator: Alexandre Abizaid Follow up at 1, 6 and 12 months and yearly thereafter No comparator